SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   June 1, 2004


                      TRANSPORTATION LOGISTICS INT'L, INC.
             -----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


      Colorado                     0-25319                   84-1191355
-----------------------------------------------------------------------------
 (State of Incorporation)      (Commission File           (IRS Employer
                                Number)                    Identification No.)


                   136 Freeway Drive, East Orange, NJ 07018
                   ----------------------------------------
                   (Address of principal executive offices)

                                (973) 266-7020
                        -----------------------------
                        Registrant's Telephone Number




Item 2.   Acquisition of Advanced Medical Diagnostics, LLC

     On June 1, 2004 Transportation Logistics Int'l, Inc. acquired the entire membership interest in Advanced Medical Diagnostics LLC ("AMD"). AMD is engaged in the business of manufacturing and distributing the "Advanced Medical Diagnostics HIV (1 & 2) Rapid Test." This diagnostic kit, which retails for under $6.00, permits an individual to test himself for the HIV virus and obtain a result in 15 minutes that has 99.4% accuracy.

     The membership interests in AMD were acquired by Transportation Logistics in exchange for 100,000 shares of Transportation Logistics common stock. 76.5% of the membership interest in AMD was acquired from the three officers of AMD: Michael Gilbert, Michael Alora and Nick Olivieri. The remaining 23.5% interest was acquired from The Margolies Family Trust. The trustee of the Margolies Family Trust is the wife of Michael Margolies, and the beneficiaries of the Margolies Family Trust are the children of Michael Margolies. Michael Margolies is the Chairman of Transportation Logistics.

     In connection with the acquisition, Transportation Logistics agreed to issue 200,000 of its common shares to the three officers of AMD (Michael Gilbert - 106,000 shares; Michael Alora - 47,000 shares, and Nick Olivieri - 47,000 shares) to compensate them for their continued employment by AMD.

                                  EXHIBITS

1. Acquisition Agreement dated June 1, 2004 between Transportation Logistics Int'l, Inc. and the members of Advanced Medical Diagnostics LLC.

2. Financial Statements of Advanced Medical Diagnostics LLC - to be filed by amendment.

3. Pro Forma Financial Statements - to be filed by amendment.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TRANSPORTATION LOGISTICS INT'L, INC.

Dated: June 1, 2004             By:/s/ Michael Margolies
                                ------------------------------------
                                Michael Margolies
                                Chief Executive Officer

                   *       *       *       *       *

                                                          EXHIBIT 1

                         ACQUISITION AGREEMENT

          AGREEMENT made as of the 1st day of June, 2004 between Transportation Logistics Int'l, Inc., a Colorado corporation ("TLI") and the members of Advanced Medical Diagnostics LLC ("AMD") who are identified on the signature page of this Agreement (the "Members").

          WHEREAS, TLI desired to acquire sole ownership of AMD, and the Members desire to associate AMD with TLI, on the terms and subject to the conditions herein.

          NOW, THEREFORE, it is agreed:

          1. Assignment of Membership Interests. The Members hereby assign to TLI their respective membership interests in AMD, as follows:

                                           Membership
               Member                       Interest
               --------------------------  ----------
               Michael Gilbert               29.5%
               Michael Allora                23.5%
               Nicholas Olivieri             23.5%
               The Margolies Family Trust    23.5%

          2. Issuance of Shares. In consideration of the foregoing assignment, TLI will issue to the Members a total of one hundred thousand (100,000) shares of its common stock, no par value (the "Shares"). The Shares will be allocated among the Members in proportion to their membership interests listed above. The Members hereby represent that they are taking the Shares for investment, without a present intention of transferring or distributing the Shares.

          3.  Employment.

          a. The officers of AMD after completion of this acquisition will be:

               President      - Michael Gilbert
               Vice President - Michael Allora
               Vice President - Nichola Olivieri

          b   Promptly after the execution of this Agreement, TLI will issue a total of two hundred thousand (200,000) shares of its common stock to the officers of AMD. The shares will be issued pursuant to the terms of TLI's 2004 Equity Incentive Plan, which is being registered with the Securities and Exchange Commission on Form S-8. Accordingly, the shares issued to the officers will be unrestricted. The shares will be allocated among the officers thus:

          Michael Gilbert:    106,000
          Michael Alora:       47,000
          Nicholas Olivieri:   47,000
                              -------
                              200,000

     4. Representations and Warranties of Members. The Members, jointly and severally, represent and warrant to TLI that:

     a. The membership interests being assigned hereunder are all of the membership interests in AMD. There are no liens or encumbrances on any of the membership interests. The copy of the Operating Agreement of AMD previously delivered to TLI is true and complete.

     b. AMD is not party to any litigation, nor has any claim been made against AMD that could result in litigation. AMD is not aware of any investigation by any government agency involving AMD or its business.

     c. AMD owns or has licenses to all of the intellectual property used in its business. To the best knowledge of the Members, the conduct of the business of AMD, as presently conducted, does not violate the intellectual property rights of any person or entity.

     5. Representations and Warranties of TLI. TLI represents and warrants to the Members that:

     a. Prior to the issuance of shares hereunder, there were 39,548,339 shares of TLI common stock issued and outstanding.

     b. This agreement and the issuance of the shares undertaken herein has been approved by the Board of Directors of TLI and does not require the approval of the shareholders of TLI. The transactions contemplated by this Agreement will not violate any rule, order or covenant binding on TLI.

     c. TLI has filed all reports with the Securities and Exchange Commission that are required by the Securities Exchange Act of 1934 and the regulations thereunder.

     d. The common stock of TLI is quoted on the OTC Bulletin Board. TLI has not received notice that the NASD contemplates delisting its common stock from the OTC Bulletin Board.

     IN WITNESS WHEREOF, the parties have made this agreement as of the date written on its first page.

TRANSPORTATION LOGISTICS                MEMBERS:
 INT'L, INC.

By:___________________________          _______________________________
   Michael Margolies, Chairman          Michael Gilbert

                                        _______________________________
                                        Michael Allora

                                        _______________________________
                                        Nicholas Olivieri

                                        _______________________________
                                        Elaine Margolies, Trustee of The
                                        Margolies Family Trust